UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 27, 2022

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway
San Rafael,	California	94903
(Address of principal executive offices)		(Zip Code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADSK	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Change in Control Program

On April 27, 2022, the Compensation and Human Resources Committee of the Board of Directors (the “Board”) of Autodesk, Inc. (the “Company”) approved an amendment and restatement of the Company’s Executive Change in Control Program (the “Program”), which is applicable to each of the Company's executive officers, and approved an amendment to Andrew Anagnost’s employment agreement (the “Employment Agreement”).

The modifications to the Program and the Employment Agreement resulted from a periodic review of the Program, which was last updated in 2016, and generally do not modify the benefit levels or material terms of the Program, which are described in detail in the Company’s definitive proxy statement filed on May 3, 2021. The key modifications, that the amended and restated Program and the amendment to the Employment Agreement make to the prior versions of each is to include determining the bonus-based component of (1) certain severance calculations based upon target bonus rather than average historical bonuses, and (2) certain stub-year severance calculations based upon target bonus rather than actual bonus based on satisfaction of certain bonus targets.

The amended and restated Program and the amendment to the Employment Agreement each became effective on April 27, 2022. As amended and restated, the Program shall terminate automatically on January 31, 2027, unless the Board, in its sole discretion, determines to extend the duration of the Program.

The foregoing description of each of the amended and restated Program and the amendment to the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, in each case, the full text of the amended and restated Program and the amendment to the Employment Agreement, as applicable, which are included as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

10.1*        Amended and Restated Executive Change in Control Program

10.2*        First Amendment to the Employment Agreement, dated as of June 19, 2017, by and between the Company and Andrew Anagnost

* Denotes a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By: /s/ Ruth Ann Keene
Ruth Ann Keene Executive Vice President, General Counsel and Secretary

Date:  April 28, 2022